EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, a Director or Executive Officer of Burlington Industries, Inc., a Delaware Corporation, does hereby constitute and appoint each of John D. Englar and Russell M. Robinson III as his or her true and lawful attorney and agent to execute and deliver a Registration Statement on Form S-8 or such other form as may be appropriate, including any amendments thereto, to register 9,950 shares of the Common Stock of the Company, par value $0.01 per share, for issuance pursuant to an executive award agreement, pursuant to the requirements of the Securities Act of 1933.


           Signature                    Title                          Date


/s/ George W. Henderson III    Director, Chairman of the           March 6, 2001
---------------------------    Board and Chief Executive Officer
George W. Henderson, III       (Principal Executive Officer)


/s/ Charles E. Peters, Jr.     Senior Vice President and           March 6, 2001
---------------------------    Chief Financial Officer
Charles E. Peters, Jr.         (Principal Financial Officer)


/s/ Carl J. Hawk               Controller                          March 6, 2001
---------------------------    (Principal Accounting Officer)
Carl J. Hawk


/s/ Jerald A. Blumberg          Director                           March 6, 2001
---------------------------
Jerald A. Blumberg


/s/ John D. Englar              Director                           March 6, 2001
---------------------------
John D. Englar


/s/ Douglas J. McGregor         Director                           March 6, 2001
---------------------------
Douglas J. McGregor


/s/ John G. Medlin, Jr.         Director                           March 6, 2001
---------------------------
John G. Medlin, Jr.


/s/ Nelson Schwab III           Director                           March 6, 2001
---------------------------
Nelson Schwab III


/s/ Theresa M. Stone            Director                           March 6, 2001
---------------------------
Theresa M. Stone


/s/ W. Barger Tygart            Director                           March 6, 2001
---------------------------
W. Barger Tygart